UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2009
SUNAIR SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1350 E. Newport Center Drive, Suite 201
Deerfield Beach, FL 33432
(Address of Principal Executive Office) (Zip Code)
(561) 208-7400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events
Shareholder Approval of the Merger Agreement
     On December 14, 2009, the shareholders of Sunair Services Corporation (“Sunair”), voting at a special meeting (“Special Meeting”), approved the merger (“Merger”)of Sunair with and into a wholly-owned subsidiary of Massey Services, Inc. (“Massey”). In connection with the Merger, each outstanding share of Sunair’s common stock (other than shares held by Massey) will be automatically converted into the right to receive $2.75 per share in cash.
     In a press release issued December 14, 2009, Sunair announced the approval of the merger agreement by its shareholders at the Special Meeting.
Denial of a Motion for a Temporary Injunction
     On December 3, 2009, Gerald Corsover, individually and behalf of other similarly situated, served an emergency motion for a temporary injunction in the Circuit Court of the Seventeenth Judicial Circuit for Broward County, State of Florida (“Court”). For more information about the plaintiff’s class action lawsuit, please see Sunair’s Form 8-K filed on October 15, 2009. On December 11, 2009, the Court denied the plaintiff’s motion for a temporary injunction.
Cautionary Note Regarding Forward-looking Statements
     This Form 8-K contains one or more forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “will,” “expected,” “believe” and other similar words. Sunair cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. A variety of known and unknown risks and uncertainties could cause actual results to differ materially from the anticipated results which include, but are not limited to: satisfaction of all conditions required for closing and adverse developments in Sunair’s business. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. Sunair does not undertake any obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made. Additional risks and uncertainties include those detailed from time to time in Sunair’s publicly filed documents, including its annual report on Form 10-K for the year ended September 30, 2008.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     99.1 Press Release dated December 14, 2009
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR SERVICES CORPORATION
Date: December 14, 2009	By:	/s/ Jack I. Ruff
Jack I. Ruff
Chief Executive Officer

EXHIBIT LIST
99.1	Press Release dated December 14, 2009